UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2008

JoS. A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Hanover Pike Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

On September 19, 2008, JoS. A. Bank Clothiers, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced, among other things, the promotions of James E. Thorne to Senior Vice President for Merchandising and Robert R. Sears to Vice President of Planning and Allocation. These promotions were part of the Company’s implementation of its recently announced leadership succession plan.  A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated September 19, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

By: /s/ Charles D. Frazer
Charles D. Frazer
Senior Vice President-General Counsel

Dated:	September 19, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated September 19, 2008

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